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                       SUPPLEMENT DATED OCTOBER 26, 1999

                         SG COWEN LARGE CAP VALUE FUND

                         PROSPECTUS DATED APRIL 1, 1999

                          ----------------------------

The paragraphs under the caption "Portfolio Managers" on page 7 are replaced by the following:

Diane Jaffee is primarily responsible for the daily management of the Fund and has had such responsibility since October 1999. She is an Investment Officer and has served as a Director and Portfolio Manager at SG Cowen since July 1, 1998. She was a Director and Portfolio Manger of Cowen Asset Management since
January 1995. Before joining Cowen, she was a Vice President and Portfolio Manager for Kidder Peabody & Company. She is a Chartered Financial Analyst with 17 years of investment experience.